AXS Alternative Growth Fund

Class A Shares: EEHAX

Class I Shares: EEHIX

AXS Multi-Strategy Alternatives Fund
Class I Shares: KCMIX
Class R-I Shares: KCMTX

Each a series of Investment Managers Series Trust II

Supplement dated February 28, 2020 to the

Prospectus dated October 18, 2019 as amended November 18, 2019 and February 1, 2020.

Effective March 1, 2020 (the "Effective Date"), AXS Investments LLC, the Advisor to the AXS Alternative Growth Fund (the "Alternative Growth Fund"), will terminate its voluntary performance-based waiver of its management fee. Accordingly, the table under Fees and Expenses of the Alternative Growth Fund in the Prospectus is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[2]	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses[3]	2.39%	2.39%
Total annual fund operating expenses	3.39%	3.14%
Fees waived and/or expenses reimbursed[4]	(2.15%)	(2.15%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4]	1.24%	0.99%

1	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2	The Fund’s “Management Fees” include a management fee paid to the advisor by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Fund’s Board of Trustees.
3	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. “Other expenses” does not include direct costs or indirect costs associated with any over-the-counter derivatives that provide the Fund, directly or through its Subsidiary, with exposure to the Overlay Strategy (defined below), which is the primary manner in which the Fund intends to gain exposure to the Fund’s Overlay Strategy. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the managed futures trading programs in the Overlay Strategy referenced by such derivative instruments. Such costs, which are not reflected in the Annual Fund Operating Expenses table, are deducted from the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties for the fiscal year ending June 30, 2020 in excess of 0.50%. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of the Fund’s investment in swaps is likely to increase. In addition to the derivative counterparty fees, the advisor anticipates that any investment in the Overlay Strategy through a derivative instrument will further indirectly subject the Fund to aggregate management fees of up to 1.25% of notional exposure and performance-based incentive fees of up to 25% of new high net trading profits. The advisor anticipates that the Fund’s average notional exposure to the Overlay Strategy during the current fiscal year will range approximately between 100% and 200% of Fund assets. The performance of the Fund is net of all such embedded counterparty, management and incentive/performance fees. “Other Expenses’ include expenses of the Fund’s Subsidiary other than management fees paid by the Subsidiary to the advisor, which are included in “Management Fee” in the table above.

4	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until November 9, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, the predecessor fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox”), is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by Equinox to the predecessor fund prior to the predecessor fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment, In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees.

In addition, as of the Effective Date, the minimum initial investment for each of the Alternative Growth Fund’s and the AXS Multi-Strategy Alternatives Fund’s Class I Shares will be lowered from $1,000,000 and $250,000, respectively, to $5,000. As a result, all references to the minimum initial investment for each Fund’s Class I Shares in the Prospectus are updated accordingly. For subsequent purchases of Fund Shares, there continues to be no required minimum investment amount.

Please retain this Supplement for future reference.